                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report April 20, 2001
                                         --------------
                        (Date of earliest event reported)


                               VISTEON CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)



                     Delaware                                          1-15827                                38-3519512
                     --------                                          -------                                ----------
(State or other jurisdiction of incorporation)                (Commission File Number)             (IRS Employer Identification No.)


 5500 Auto Club Drive, Dearborn, Michigan                                                                       48126
------------------------------------------                                                                     -------
 (Address of principal executive offices)                                                                     (Zip Code)



        Registrant's telephone number, including area code (800)-VISTEON
                                                           -------------

ITEM 5. OTHER EVENTS.

         On April 20, 2001, we issued a press release concerning our first quarter 2001 earnings. The press release, filed as Exhibit 20 to this Current Report on Form 8-K, is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.                Description
20                         Press release dated April 20, 2001

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          VISTEON CORPORATION




Date:  April 20, 2001                     By:    /s/Stacy L. Fox
                                              ----------------------------------
                                                 Stacy L. Fox
                                                 Senior Vice President,
                                                 General Counsel and Secretary

                                  EXHIBIT INDEX


Exhibit No.                    Description                      Page

Exhibit 20            Press Release dated
                      April 20, 2001